UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2026
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SENTI BIOSCIENCES HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-40440	42-1912154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.
On November 9, 2026, Senti Biosciences Holdings, Inc., a Delaware corporation (the “Company”), entered into a new equity commitment letter (the “Equity Commitment Letter”), with CPIF II-9 Limited, an entity affiliated with Celadon Partners SPV 24 Limited (the “Investor”), pursuant to which, subject to the terms and conditions therein, the Investor agreed to purchase up to $4.55 million of shares of the Company’s common stock at a price per share equal to the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d). At the Company's option, the commitment will be funded and settled quarterly, on or before the last day of each fiscal quarter of the Company (each, a “Settlement Date”). The scheduled amounts are: $1.8 million by December 31, 2026; $1.35 million by March 31, 2027; $0.5 million by June 30, 2027; $0.5 million by September 30, 2027; and $0.4 million by December 31, 2027. The number of shares purchased on each Settlement Date will equal the amount settled on that date divided by the per share price, rounded down to the nearest whole share.

Under the Equity Commitment Letter, the Company and such affiliate of Celadon (or its applicable affiliate) agreed to enter into a registration rights agreement at or prior to the funding on any Settlement Date in form and substance reasonably acceptable to the Company and such affiliate of Celadon (or its applicable affiliate) that would provide such affiliate of Celadon (or its applicable affiliate) with customary demand and piggyback registration rights with respect to the shares of Company common stock purchased under the Equity Commitment Letter. The Equity Commitment Letter also includes customary indemnification obligations of the Company.

The foregoing description of the Equity Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Equity Commitment Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.
The information contained above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The shares of the Company’s common stock were offered and sold to the Investor without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506 promulgated under the Securities Act as a sale to one accredited investor, and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Equity Commitment Letter, dated November 9, 2026, by and between Senti Biosciences Holdings, Inc. and CPIF II-9 Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES HOLDINGS, INC.

Date:	November 10, 2026	By:	/s/ Timothy Lu, M.D., Ph.D.
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer